First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2022 (unaudited)

Investments	Shares	Value ($)

COMMON STOCKS - 80.1%

Australia - 0.4%
Newcrest Mining Ltd.	61,827	1,249,362

Belgium - 2.4%
Groupe Bruxelles Lambert SA	68,139	7,050,775

Brazil - 3.3%
Ambev SA, ADR	1,589,228	5,133,206
Itausa SA (Preference)	997,397	2,252,028
Wheaton Precious Metals Corp.	47,444	2,257,386
		9,642,620
Canada - 7.6%
Agnico Eagle Mines Ltd.	14,977	916,483
Barrick Gold Corp.	72,777	1,785,220
Franco-Nevada Corp.	4,892	778,478
Imperial Oil Ltd.	194,087	9,392,684
Nutrien Ltd.	51,071	5,310,873
Power Corp. of Canada	138,027	4,272,803
		22,456,541
Chile - 1.0%
Cia Cervecerias Unidas SA, ADR	194,720	2,913,011

China - 2.0%
Alibaba Group Holding Ltd.*	230,368	3,143,766
Prosus NV*	50,028	2,697,902
		5,841,668
Faroe Islands - 0.4%
Bakkafrost P/F	18,170	1,218,724

France - 6.2%
Danone SA	110,784	6,120,040
Laurent-Perrier	15,859	1,680,717
Legrand SA	17,573	1,670,780
LVMH Moet Hennessy Louis Vuitton SE	644	459,687
Sanofi	40,941	4,185,793
Sodexo SA	37,475	3,049,563
Wendel SE	10,456	1,064,775
		18,231,355
Germany - 1.7%
Brenntag SE	13,757	1,109,248
FUCHS PETROLUB SE (Preference)	42,000	1,523,821
Henkel AG & Co. KGaA (Preference)	36,214	2,423,867
		5,056,936
Hong Kong - 4.5%
CK Asset Holdings Ltd.	399,000	2,727,337
Great Eagle Holdings Ltd.	525,814	1,273,975
Guoco Group Ltd.	189,670	2,008,953
Hongkong Land Holdings Ltd.	335,600	1,639,709
Hysan Development Co. Ltd.	379,760	1,110,197
Jardine Matheson Holdings Ltd.	81,780	4,497,900
		13,258,071
Ireland - 0.5%
CRH plc	33,933	1,353,423

Japan - 16.3%
As One Corp.	29,060	1,714,753
Chofu Seisakusho Co. Ltd.	44,485	723,856
Daiichikosho Co. Ltd.	64,330	1,824,598
FANUC Corp.	24,680	4,331,585
Hirose Electric Co. Ltd.	19,980	2,896,192
Hoshizaki Corp.	22,800	1,564,077
Hoya Corp.	6,748	768,988
Kansai Paint Co. Ltd.	73,380	1,178,043
Keyence Corp.	4,100	1,901,181
Komatsu Ltd.	84,200	2,022,948
Mitsubishi Electric Corp.	245,900	2,820,191
Mitsubishi Estate Co. Ltd.	335,260	4,992,175
MS&AD Insurance Group Holdings, Inc.	104,700	3,399,393
Nagaileben Co. Ltd.	31,510	514,521
Olympus Corp.	18,864	357,522
Pilot Corp.	10,800	463,798
Secom Co. Ltd.	64,760	4,684,862
Shimano, Inc.	14,160	3,242,758
SK Kaken Co. Ltd.	1,938	583,438
SMC Corp.	4,460	2,493,114
Sompo Holdings, Inc.	105,300	4,626,930
T Hasegawa Co. Ltd.	43,300	919,108
USS Co. Ltd.	12,900	216,767
Yokogawa Electric Corp.	300	5,111
		48,245,909
Mexico - 1.4%
Fomento Economico Mexicano SAB de CV, ADR	38,642	3,201,490
Fresnillo plc	18,566	177,736
Grupo Mexico SAB de CV, Series B	13,037	77,999
Industrias Penoles SAB de CV	56,206	710,106
		4,167,331
Netherlands - 1.8%
HAL Trust	4,365	675,898
Shell plc	172,207	4,703,105
		5,379,003
Norway - 0.9%
Orkla ASA	295,336	2,623,911

Singapore - 2.0%
ComfortDelGro Corp. Ltd.	487,110	532,887
Haw Par Corp. Ltd.	416,013	3,553,594
United Overseas Bank Ltd.	20,400	477,320
UOL Group Ltd.	292,500	1,514,488
		6,078,289
South Korea - 3.8%
Fursys, Inc.	26,934	821,230
Hyundai Mobis Co. Ltd.	11,390	2,007,494

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2022 (unaudited)

Investments	Shares	Value ($)

KT&G Corp.	55,624	3,700,668
Lotte Confectionery Co. Ltd.	2,996	289,242
Lotte Corp.	15,832	420,884
NAVER Corp.	2,805	779,591
NongShim Co. Ltd.	5,370	1,321,100
Samsung Electronics Co. Ltd. (Preference)	40,096	2,077,592
		11,417,801
Sweden - 2.6%
Industrivarden AB, Class A	2,741	77,737
Industrivarden AB, Class C	34,092	950,277
Investor AB, Class A	149,856	3,486,966
Investor AB, Class B	76,760	1,667,860
Svenska Handelsbanken AB, Class A	178,231	1,638,913
		7,821,753
Switzerland - 4.4%
Cie Financiere Richemont SA (Registered)	51,368	6,511,145
Nestle SA (Registered)	40,101	5,213,878
Schindler Holding AG	6,556	1,404,755
		13,129,778
Taiwan - 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	47,738	4,977,164

Thailand - 0.8%
Bangkok Bank PCL, NVDR	482,505	1,974,894
Thai Beverage PCL	1,062,292	558,971
		2,533,865
Turkey - 0.2%
AG Anadolu Grubu Holding A/S	211,060	527,084

United Kingdom - 9.1%
BAE Systems plc	276,772	2,599,292
Berkeley Group Holdings plc*	47,474	2,315,617
British American Tobacco plc	179,464	7,536,989
Great Portland Estates plc, REIT	37,826	351,260
Hiscox Ltd.	130,925	1,688,380
Lloyds Banking Group plc	5,020,153	3,057,110
Reckitt Benckiser Group plc	47,567	3,628,694
Unilever plc	126,433	5,714,294
		26,891,636
United States - 5.1%
GlaxoSmithKline plc	160,448	3,471,606
Newmont Corp.	61,529	4,888,479
Royal Gold, Inc.	8,213	1,160,333
Willis Towers Watson plc	24,327	5,746,524
		15,266,942
TOTAL COMMON STOCKS (Cost $166,391,057)		237,332,952

Investments	Ounces	Value ($)

COMMODITIES - 10.8%

Gold bullion*
(Cost $13,238,946)	16,447	31,852,170

Investments	Principal Amount ($)		Value ($)

FOREIGN GOVERNMENT SECURITIES - 2.5%

Colombia - 0.4%
Titulos de Tesoreria
5.75%, 11/3/2027	COP	4,917,300,000	1,101,569

Indonesia - 0.2%
Republic of Indonesia
8.38%, 3/15/2024	IDR	6,025,000,000	450,324

Malaysia - 0.4%
Malaysia Government Bond
3.42%, 8/15/2022	MYR	4,480,000	1,071,887

Mexico - 0.5%
Mex Bonos Desarr Fix Rt
8.00%, 12/7/2023	MXN	9,130,000	456,046
10.00%, 12/5/2024	MXN	8,560,000	445,765
Series M, 5.75%, 3/5/2026	MXN	14,980,000	684,968
			1,586,779
Peru - 0.2%
Republic of Peru
8.20%, 8/12/2026(a)	PEN	2,172,000	637,278

Singapore - 0.5%
Republic of Singapore
3.13%, 9/1/2022	SGD	2,089,000	1,552,603

South Korea - 0.3%
Republic of Korea
1.25%, 3/10/2026	KRW	1,264,990,000	981,038

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $7,798,717)			7,381,478

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2022 (unaudited)

Investments	Number of Warrants	Value ($)

WARRANTS - 0.0%(b)

Switzerland - 0.0%(b)
Cie Financiere Richemont SA, expiring 11/22/2023*
(Cost $–)	117,445	92,782

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 6.3%

COMMERCIAL PAPER - 5.0%
American Honda Finance Corp.
0.35%, 4/12/2022(c)	313,000	312,928
BMW US Capital LLC
0.29%, 4/1/2022(a)(c)	1,074,000	1,073,991
BNG Bank NV
0.14%, 4/19/2022(a)(c)	625,000	624,888
0.14%, 4/20/2022(a)(c)	625,000	624,880
BP Capital Markets plc
0.19%, 4/11/2022(c)	437,000	436,944
0.19%, 4/19/2022(c)	426,000	425,875
Entergy Corp.
0.45%, 4/1/2022(a)(c)	1,074,000	1,073,986
Erste Abwicklungsanstalt
0.45%, 5/17/2022(a)(c)	500,000	499,644
0.47%, 5/18/2022(a)(c)	833,000	832,387
0.47%, 5/19/2022(a)(c)	833,000	832,366
0.47%, 5/20/2022(a)(c)	833,000	832,344
European Investment Bank
0.14%, 5/5/2022(c)	1,000,000	999,635
General Motors Financial Co., Inc.
0.68%, 4/1/2022(a)(c)	1,762,000	1,761,968
Kreditanstalt fuer Wiederaufbau
0.18%, 5/10/2022(a)(c)	250,000	249,897
0.73%, 6/22/2022(c)	2,000,000	1,996,772
LVMH Moet Hennessy Louis Vuitton SE
0.49%, 5/23/2022(a)(c)	284,000	283,762
Nordea Bank Abp
0.15%, 4/22/2022(a)(c)	574,000	573,851
0.38%, 5/20/2022(c)	250,000	249,780
Nutrien Ltd.
0.70%, 5/23/2022(c)	500,000	499,204
PSP Capital, Inc.
0.43%, 5/25/2022(c)	284,000	283,762
0.43%, 5/26/2022(a)(c)	284,000	283,756
TOTAL COMMERCIAL PAPER (Cost $14,754,200)		14,752,620

U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills
0.43%, 6/7/2022(c) (Cost $499,600)	500,000	499,663

Investments	Shares	Value ($)

INVESTMENT COMPANIES - 1.1%
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.25% (d) (Cost $3,287,256)	3,287,256	3,287,256

TOTAL SHORT-TERM INVESTMENTS (Cost $18,541,056)		18,539,539

Total Investments - 99.7% (Cost $205,969,776)		295,198,921
Other assets less liabilities - 0.3%		979,186
Net Assets - 100.0%		296,178,107

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at March 31, 2022 amounted to $10,184,998, which represents approximately 3.44% of net assets of the Fund.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown was the current yield as of March 31, 2022.
(d)	Represents 7-day effective yield as of March 31, 2022.

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2022 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of March 31, 2022

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,331,386	EUR	1,169,000	JPMorgan Chase Bank	4/20/2022	$37,583
USD	1,715,752	EUR	1,495,000	UBS AG	5/18/2022	59,393
USD	853,792	GBP	629,000	UBS AG	5/18/2022	27,705
USD	803,770	GBP	612,000	Goldman Sachs	6/15/2022	48
Total unrealized appreciation						124,729
USD	1,656,095	EUR	1,499,000	Goldman Sachs	6/15/2022	(6,871)
Total unrealized depreciation						(6,871)
Net unrealized appreciation						$117,858

Abbreviations
ADR	American Depositary Receipt
COP	Colombian Peso
EUR	Euro
FIX RT	Fixed Rate
GBP	British Pound
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgit
NVDR	Non-Voting Depositary Receipt
PEN	Peruvian Sol
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2022 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	0.9%
Auto Components	0.7
Banks	3.0
Beverages	4.6
Chemicals	3.2
Commercial Services & Supplies	2.1
Commodities	10.8
Construction Materials	0.5
Diversified Financial Services	5.1
Electrical Equipment	1.5
Electronic Equipment, Instruments & Components	1.6
Entertainment	0.6
Equity Real Estate Investment Trusts (REITs)	0.1
Food Products	5.6
Foreign Government Securities	2.5
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	1.0
Household Durables	1.0
Household Products	2.0
Industrial Conglomerates	2.5
Insurance	6.6
Interactive Media & Services	0.3
Internet & Direct Marketing Retail	2.0
Leisure Products	1.1
Machinery	4.0
Metals & Mining	4.7
Oil, Gas & Consumable Fuels	4.8
Personal Products	1.9
Pharmaceuticals	3.8
Real Estate Management & Development	4.5
Road & Rail	0.2
Semiconductors & Semiconductor Equipment	1.7
Specialty Retail	0.1
Technology Hardware, Storage & Peripherals	0.7
Textiles, Apparel & Luxury Goods	2.3
Tobacco	3.8
Trading Companies & Distributors	0.4
Short-Term Investments	6.3
Total Investments	99.7%

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Organization

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At March 31, 2022, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investments (“FEI” or the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Effective September 8, 2022, new Rule 2a-5 under the 1949 Act will permit the Fund’s Board to designate the Adviser to perform the Fund’s fair value determinations. While the Adviser’s fair valuation process will be subject to Board oversight and certain reporting and other requirements, the Fund’s fair valuation policy may be impacted by Rule 2a-5 and a greater number of the Fund’s securities may be subject to fair value pricing.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund are determined in good faith under the supervision and responsibility of the Board. The Board Valuation and Liquidity Committee (the “Committee”) oversees the execution of the valuation and liquidity procedures for the Fund.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of March 31, 2022:

First Eagle Overseas Variable Fund

Description†	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$64,173,603	$173,159,349 (a)	$–	$237,332,952
Commodities*	–	31,852,170	–	31,852,170
Foreign Government Securities	–	7,381,478	–	7,381,478
Warrants	92,782	–	–	92,782
Short-Term Investments	3,287,256	15,252,283	–	18,539,539
Forward Foreign Currency Exchange Contracts**	–	124,729	–	124,729
Total	$67,553,641	$227,770,009	$–	$295,323,650

Liabilities:
Forward Foreign Currency Exchange Contracts**	$–	$(6,871)	$–	$(6,871)
Total	$–	$(6,871)	$–	$(6,871)

(a) The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 2(a) for additional details.

† See Schedule of Investments for additional detailed categorizations.

* Represents gold bullion.

** Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the three-month period ended March 31, 2022, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $- and $6,746,165, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Effective August 19, 2022, longstanding regulatory guidance governing use of derivatives by mutual funds will be withdrawn and superseded by new Rule 18f-4 under the Investment Company Act. The rule is accompanied by a new set of conditions and interpretations that will need to be assessed for the Funds in light of the Fund’s practices and stated investment restrictions. Once implemented, the rule could limit the Fund’s ability to use derivatives in support of its investment strategies and may make derivatives more costly, or may otherwise adversely affect its liquidity, value or performance. Whether those changes will materially impact the Fund is not known at this time.

At March 31, 2022, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Derivative Gain (Loss) Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net realized gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$124,729	$6,871	$273,281	$(69,232)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of March 31, 2022:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$37,583	$–	$–	$37,583
UBS AG	87,098	–	–	87,098
Goldman Sachs	48	(48)	–	–
Total	$124,729	$(48)	$–	$124,681

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs	6,871	(48)	–	6,823
Total	$6,871	$(48)	$–	$6,823

* The actual collateral received/pledged may be more than the amount reported due to over collateralization.